celularity

TURNING

NATURE'S MIRACLE

INTO

MEDICAL

BREAKTHROUGHS

Investor and Analyst Research & Development Day

May 21, 2024

LEGAL DISCLAIMERS

All statements in this presentation other than statements of historical facts regarding Celularity Inc. ("Celularity") are "forward-looking statements" reflecting management's current beliefs and expectations, including those relating to future events. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "believe," "can," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intends," "may," "might," "outlook," "plan," "possible," "potential," "predict," "project," "seek," "should," "strive," "target," "will," "would" and the negative of terms like these or other comparable terminology, and other words or terms of similar meaning. Many factors could cause actual results to differ materially from those described in these forward-looking statements, including but not limited to: the inherent risks in biotechnological development, including with respect to the development of novel therapies, and the clinical trial and regulatory approval process; and risks associated with Celularity's current liquidity, as well as developments relating to Celularity's competitors and industry, along with those risk factors set forth under the caption "Risk Factors" in Celularity's current annual report on Form 10-K filed with the Securities and Exchange Commission "SEC" and other filings with the SEC. Accordingly, forward-looking statements should not be relied upon as representing Celularity's views as of any subsequent date, and Celularity undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of or securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Celularity makes no representation or warranty as to the accuracy or completeness of the data contained herein and shall have, and accept, no liability of any kind, whether in contract, tort (including negligence) or otherwise, to any third party arising from or related to use of this presentation or the data contained herein. Certain information contained in this presentation relates to or is based on studies, publications, surveys and Celularity's own internal estimates and research. Such estimates and research have not been verified by any independent source. In addition, market data which may be included in this presentation may involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions.

The revenues presented in this presentation are preliminary and unaudited, reflecting a management estimate as of the date of this presentation. These revenues are subject to the completion of Celularity's financial closing procedures. Celularity's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance on, these revenue figures.

Celularity owns or has the rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Celularity, or an endorsement or sponsorship by or of Celularity.

TURNING

NATURE'S MIRACLE

INTO

MEDICAL BREAKTHROUGHS

- Addressing the challenges of aging-related diseases.
- Diversified revenue stream with 280% growth in Q1 YoY.
- On track for three 510(k) filings in 2025-2026 with multi-billion $ market potential.
- Developing first-in-class / best-in-class cellular and regenerative therapies.
- State-of-the-art research and GMP manufacturing infrastructure.

BUILDING ON TWO+ DECADES OF LEADERSHIP

CUMULATIVE REVENUE GENERATED SINCE 2018	STEM CELLS BIOBANKED	AUTO/ALLO TRANSPLANTS FROM LIFEBANK®	PATIENTS TREATED WITH BIOMATERIAL PRODUCTS	STATE OF THE ART GMP FACILITY	PATENT PORTFOLIO
~ $110M	> 45,000	> 100	> 250,000	~ 150,000 SQ FT	~1,000

THE EVOLUTION OF CELULARITY

25 Years of Leadership in Cellular and Regenerative Medicine

Anthrogenesis CORPORATION | Celgene | celularity®

Broad Clinical Research Program

- ✓ *Revenue generation*
- ✓ *Manufacturing Infrastructure*
- ✓ *Clinical Consolidation*

BIOBANKING → BIOMATERIALS AND MLASCs[1] → ONCOLOGY → *AGING-RELATED DISEASES & ADVANCED BIOMATERIALS*

Build on Oncology Expertise

[1] *Mesenchymal-like adherent stromal cells*

ADDRESSING THE CHALLENGES OF AGING-RELATED DISEASES



Relative Scale
0
1
2
3
4
5
6
0
20
40
60
80
Age
Cancer Incidence
Aging-Related Illnesses
Mutation Accumulation
Senescence
Fitness



Cancer
Senescent
Aging

ADDRESSING THE CHALLENGES OF AGING-RELATED DISEASES



Cancer
Degenerative Disease
Auto-immune
Neuro degenerative disease
Senescence

DIVERSIFIED AND GROWING REVENUE STREAM

ADVANCED BIOMATERIALS

- Increase revenue stream with commercially available biomaterials
  - Biovance®
  - Biovance®3L
  - Biovance® 3L Ocular
  - Interfyl®
  - CentaFlex ®
- CTW*, FUSE Bone Void Filler and CPM+ Wound Management pipeline development
- Advanced biomaterial product development and manufacturing

\+

BIOBANKING

- Offer unique placental blood stem cell banking
- Launch a program with OB++ Network in 2024
- Launch Adult Stem Cell Banking business in Q2 to capitalize on the growing markets in longevity, performance therapeutics and immunotherapy

\+

CELLULAR MEDICINE

- Development partners
- Pursue commercial opportunities to generate revenue by providing development services to third parties, including:
  - Autologous/Allogeneic cell therapy product development and manufacturing

STRONG FINANCIAL PLATFORM

*Celularity Tendon Wrap
+Celularity Placental Matrix
++Obstretrician

ON TRACK FOR THREE 510(K) FILINGS IN 2025-2026

	Development	Pre-RFD[1]	Q-Sub[2]	510(k) Studies Progress	510(k) Submission[3]
Celularity Tendon Wrap	✓	✓	✓	80%	H1 2025
Fuse Bone Void Filler	✓	✓	✓	60%	H2 2025
Celularity Placental Matrix	✓	✓	(in progress)	50%	H2 2026

[1] Pre-Request for Designation.
[2] Q-Submission Program – voluntary program that allows medical device manufacturers to discuss regulatory requirements and processes with the FDA.
[3] A premarket submission made to FDA to demonstrate that the device to be marketed is as safe and effective (substantially equivalent) to a legally marketed device. (Section 513(I)(1)(A) FD&C Act).

Innovative First-in-Class Technologies

DEVELOPING FIRST-IN-CLASS / BEST-IN-CLASS CELLULAR AND REGENERATIVE ASSETS

Advanced Biomaterials	Indication	Discovery	Regulatory	Commercialization
Celularity Tendon Wrap (CTW)	Tendon		510(k)	
FUSE Bone Void Filler	Bone, Spine, Dental		510(k)	
Celularity Placental Matrix (CPM)	Wound Covering	510(k)		

Cellular Medicine	Optimization	Therapeutic Areas	Pre-Clinical	IND-Enabling	Phase 1/2
MLASC	Unmodified	FSHD			
MLASC	Unmodified	Autoimmune & Degenerative Disease			
T / NK	CAR + Persistence + Stealth	Autoimmune Disease			
T	CAR + Persistence + Stealth	Solid Tumor			
NK	Unmodified / CAR + persistence + Stealth + Reduced Lymphodepletion	Aging-related / Senescence			

STATE-OF-THE-ART RESEARCH AND GMP MANUFACTURING INFRASTRUCTURE

WORLD-CLASS FACILITY FOR COMMERCIAL-SCALE MANUFACTURING

- **$100M investment** in cGMP/cGTP manufacturing
- *Highly specialized scientists, engineers & technicians*
- Enables greater control, efficiency and optimization

FULLY INTEGRATED COMMERCIAL-SCALE MANUFACTURING SITE

- Optimized product-specific CMC, QA/QC and manufacturing processes to accelerate development, production and commercialization
- **9 Grade C/ISO 7 suites**
- **6 Grade D/ISO 8 labs**
- Dedicated translational research labs


celularity
170

Celularity leverages 20 year+ investment in technologies and expertise required to manufacture cellular & biomaterial products at scale.


Degenerative Disease
CURRENT COMMERCIAL PRODUCTS
PIPELINE PROGRAMS

QUARTERLY NET REVENUE*

Growing Revenue from Commercial Biomaterial Product Sales and Biobanking Services


Q1'24
Revenue:
$14.8M
Q1'23
Revenue:
$3.9M
Thousands
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
Degenerative Disease
BioBanking

~280% GROWTH

Q1'23 vs. Q1'24 (YoY)

**The revenues presented are preliminary and unaudited, reflecting a management estimate as of the date of this presentation. These revenues are subject to the completion of Celularity's financial closing procedures. Celularity's independent registered public accounting firm has not conducted an audit or review of, and does not express an opinion or any other form of assurance on, these revenue figures.*

Increased net revenue realizing commercial opportunities

COMMERCIAL AND MARKETING STRATEGY: ROBUST SALES NETWORK AVAILABLE FOR PIPELINE PRODUCTS



40+ sales representatives in wound care and general surgery

100+ sales representatives in the eye care market (through Versea Ophthalmology Inc)

1,000+ sales representatives in orthopedic surgery and sports medicine (through Arthrex Inc)

CURRENT COMMERCIAL BIOMATERIAL PRODUCTS

BIOVANCE®


BIOVANCE

Completely decellularized placenta-derived allograft; provides dermal scaffold to serve as a foundation for advanced wound healing.

Interfyl®


Interfyl

Connective tissue matrix (CTM) from chorionic plate of human placenta; provides structural support while maintaining its elasticity.

3L


3L
celularity

Completely decellularized placenta-derived allograft; **unique 3-layer design** with improved structural integrity and handleability.

Biovance 3L OCULAR


OCULAR

Designed for ocular surface diseases and disorders.

CentaFlex


CentaFlex
celularity

Completely decellularized human placental umbilical cord; provides stronger and more durable support for soft-tissue repair.

BIOVANCE® SECOND-DEGREE BURN STUDY


Standard of Care Silver Dressing
VS
BIOVANCE

5 Days after one Biovance® Application

Healed 16 Days post-Burn

29 Days post-Burn

3 Months post-Burn

Treadwell T, Walker D, Nicholson B. The Treatment of Second Degree-Bums with Dehydrated, Decellularized Amniotic Membrane vs a Nanocrystalline Silver Dressing. SAWC Meeting. Orlando, FL; 2014

INTERFYL® CASE STUDY



3/29/18
Width
Depth

A 76-year-old Female with Type II diabetic foot ulcer



SL
9/20/18
Width
Depth
CLOSED

B Complete wound closure after three Interfyl® treatments

BIOVANCE® 3L HUMAN AMNIOTIC MEMBRANE ALLOGRAFT



A 65-year-old female; chronic and necrotic dorsal foot wound



B Complete wound closure after single application in three weeks

BUILDING AWARENESS AMONG SURGEONS AND PATIENTS



ELSEVIER
Clinics in Podiatric Medicine and Surgery
Volume 32, Issue 1, January 2015, Pages 147-159
Recent Advances in Acellular Regenerative
Tissue Scaffold
Nicole M. Protzman MS
(B)
(C)
(E)
(F)
RESEARCH ARTICLE
WILEY
An in vitro comparison of human corneal epithelial cell activity and inflammatory response on differently designed ocular amniotic membranes and a clinical case study
Yong Mao | Nicole M. Protzman | Nikita John | Adam Kuehn | Desiree Long | Raja Sivalenka | Radoslaw A. Junka | Anish U. Shah | Anna Gosiewska | Robert J. Hariri | Stephen A. Brigido
SECTION: ORIGINAL RESEARCH
Real-world Experience With a Decellularized Dehydrated Human Amniotic Membrane Allograft
Janice M. Smiell, MD; Terry Treadwell, MD; Helen D. Hahn, RN, MBA; Michel H. Hermans, MD
Clinical Research on Foot & Ankle
Research Article
Open Access
The Use of an Acellular Connective Tissue Matrix in Hindfoot and Ankle Fusions: Understanding the Cellular Bench Top Data with a Consecutive Patient Series: A Pilot Study
Journal of Experimental Orthopaedics
ORIGINAL PAPER
Open Access
A decellularized flowable placental connective tissue matrix supports cellular functions of human tenocytes in vitro
DHAM
DDHAM
Biology and Medicine
Review Article
Flowable placental connective tissue matrices for tendon repair: A review
Journal of Biotechnology & Biomaterials
Research Article
Open Access
Decellularized and Dehydrated Human Amniotic Membrane in Wound Management: Modulation of Macrophage Differentiation and Activation
bioengineering
MDPI
Review
Placental-Derived Biomaterials and Their Application to Wound Healing: A Review
Nicole M. Protzman, Yong Mao, Desiree Long, Raja Sivalenka, Anna Gosiewska, Robert J. Hariri and Stephen A. Brigido

ADVANCED BIOMATERIAL PIPELINE HIGHLIGHTS

Products Tailored to Clinical Needs

Development Strategy

1 **Differentiated** scientific, clinical, and regulatory approach.

2 **Robust** intellectual property.

3 **Accelerated** through strategic partnerships and collaborations.

Pipeline Products

CELULARITY TENDON WRAP (CTW)



TENDON MANAGEMENT

FUSE BONE VOID FILLER (FUSE)



ORTHOPEDICS/BONE

CELULARITY PLACENTAL MATRIX (CPM)



WOUND MANAGEMENT

Unmet Need / Growing Markets | Regulatory De-Risking | Internal GMP Manufacturing | Proprietary Process

GROWING TOTAL ADDRESSABLE MARKET

~$2.2B[1]
Global Tendon Wrap Market

$4.7 Billion
by 2032
7.8% CAGR

~$3.4B[2]
Global Bone Fuse Market

$6.2 Billion
by 2032
6.8% CAGR

~$14.6B[3]
U.S. Wound Care Market

$24.0 Billion
by 2033
5.1% CAGR

~$5.1B[4]
Global Dermal Filler Market

$14.4 Billion
by 2031
10.8% CAGR

1. Global Market Insights, August 2022. 2. Global Market Insights, April 2024. 3. Nova 1 Advisor, 2024. 4. Allied Market Research, October 2022. 'CAGRs are the estimated cumulative annual growth rates for 2023-2031.

THE CELULARITY TENDON WRAP (CTW) DIFFERENCE: EFFECTIVE MANAGEMENT AND PROTECTION OF TENDON INJURIES

80%

H1 2025

R&D Feasibility	Process Development	Prototype Characterization	Pre-RFD	Pre-Submission / Q-Sub	510(k) Enabling Studies & Tech Transfer	510 (k) Submission Commercial Runs & Device Launch

Clinical Challenges

- Slow and ineffective tendon healing
- High likelihood of recurrence
- Drawbacks with current allograft or xenograft products:
  - Infection
  - Bulkiness
  - Impingement

Celularity CTW Difference

- Sutureable
- Biophysical Strength
- Bioresorbable
- Biocompatible







Effective Tendon Healing

THE FUSE DIFFERENCE: FILLER FOR BONE DEFECTS OR GAPS OF THE SKELETAL SYSTEM, EXTREMITIES, SPINE AND PELVIS

60%

H2 2025

R&D Feasibility	Process Development	Prototype Characterization	Pre-RFD	Pre-Submission / Q-Sub	510(k) Enabling Studies & Tech Transfer	510 (k) Submission Commercial Runs & Device Launch

Clinical Challenges

- Ineffective integration with the injured tissue
- Migration of the mineral component
- Implant degradation rates not matching rate of bone regeneration

Celularity FUSE Difference

- Composite Material
- Moldable
- Osteoconductive
- Bioresorbable
- Biocompatible


cm
1
2
3
4
5
6
7
8



New Bone Formation

FUSE: PRECLINICAL EFFECTIVENESS

Micro Computed Tomography – New Bone Growth with FUSE in a Femur Defect in a Rabbit Model

3 Weeks Post Implantation

CONTROL



FUSE


Beta TCP
New Bone

New Bone Formation Observed in Bone Defects Treated with FUSE

THE CELULARITY PLACENTAL MATRIX (CPM) DIFFERENCE: WOUND MANAGEMENT: CHRONIC, ACUTE, BURNS AND SURGICAL WOUNDS, POST LASER SURGERY

50%

H2 2026

R&D Feasibility	Process Development	Prototype Characterization	Pre-RFD	Pre-Submission / Q-Sub	510(k) Enabling Studies & Tech Transfer	510 (k) Submission Commercial Runs & Device Launch

Clinical Challenges

- Lack of effective therapies
- Current standard of care ineffective and unchanged for decades
- Tissue ablation post laser surgery requires effective wound management

Celularity CPM Difference

- Flowable
- Conforming to size / change of wounds
- Leveraging placental ECM development from FUSE







OTHER ONGOING DEVELOPMENT: PLACENTAL DERMAL FILLER

R&D Feasibility	Process Development	Prototype Characterization	Pre-RFD	Pre-Submission / Q-Sub	PMA Enabling Studies & Tech Transfer	PMA Submission Commercial Runs & Device Launch

Clinical Challenges

- Ineffective implant integration with the surrounding tissues
- Downtime and discomfort
- Unnatural appearance
- Non-predictable outcomes

Celularity Placental Dermal Filler Difference

- Injectable via 27–32-gauge needle
- Leveraging placental ECM development from FUSE and CPM





Cellular Medicine

CELULARITY ADVANTAGE - PROPRIETARY CELL PLATFORM

UNIVERSAL ENGAGER PLATFORM

SENESCENCE

NEURODEGENERATIVE

A LEADER IN AGING-RELATED DISEASES



Cancer
Degenerative Disease
Auto-immune
Neuro degenerative disease
Senescence

DEVELOPING FIRST-IN-CLASS / BEST-IN-CLASS CELLULAR AND REGENERATIVE ASSETS

Advanced Biomaterials	Indication	Discovery	Regulatory	Commercialization
Celularity Tendon Wrap (CTW)	Tendon		510(k)	
FUSE Bone Void Filler	Bone, Spine, Dental		510(k)	
Celularity Placental Matrix (CPM)	Wound Covering	510(k)		

Cellular Medicine	Optimization	Therapeutic Areas	Pre-Clinical	IND-Enabling	Phase 1/2
MLASC	Unmodified	FSHD			
MLASC	Unmodified	Autoimmune & Degenerative Disease			
T / NK	CAR + Persistence + Stealth	Autoimmune Disease			
T	CAR + Persistence + Stealth	Solid Tumor			
NK	Unmodified / CAR + persistence + Stealth + Reduced Lymphodepletion	Aging related / Senescence			



Celularity Advantage

PROPRIETARY CELL PLATFORM

CHARACTERISTICS OF AN IDEAL CELLULAR THERAPY



Efficacy
• Cytokine Secretion
• Targeting
Proliferation
• Naïve phenotype
• Stemness
Persistence
• Evade host immunity
• Marker of senescence and exhaustion
Resistance
• Expression of checkpoint inhibitors
Tolerability
• CD4:CD8 Ratio
• Cytokine Response

IDEAL CHARACTERISTICS ARE INHERENT IN CELULARITY'S STARTING MATERIAL

Efficacy*



% Cytotoxicity
60
45
30
15
0
0
4
12
24
Time (h)
ns
PBMC-CD19 CAR-T
P-T CD19 CAR-T
PBMC-T NT
P-T NT

P-T CD19 CAR-T and PBMC-CD19 CAR-T cells display **similar cytotoxicity**

Proliferation*



Frequency (%)
100
80
60
40
20
0
***
**
$T_{N/SCM}$
T_{CM}
T_{EM}
T_E
CD4 T cells
CD8 T cells

Enriched for T_N and T_{SCM} which retain the greatest **proliferative** potential

Persistence*



Relative telomere length (%)
20
15
10
5
0
****
$CD57^+$ (%)
100
80
60
40
20
0
**

Express little to no, **exhaustion** and **senescence** markers

*J Immunother Cancer, 2024 Apr 29;12(4):e008656.doi: 10.1136/jitc-2023-008656

IDEAL CHARACTERISTICS ARE INHERENT IN CELULARITY'S STARTING MATERIAL

Resistance*



****
ns
***
***
Frequency (%)
100
80
60
40
20
0
PD-1
TIM3
LAG3
TIGIT

Resist expression of **immune checkpoint inhibitors** LAG3 and TIGIT

Tolerability*



**
***
IFNγ ng/mL
400
300
200
100
0
TNFα ng/mL
8
6
4
2
0

Reduced IFNγ production by P-T CD19 CAR-T may lower the potential for toxicity

INHERENT CHARACTERISTICS OF CELULARITY'S PRODUCT TRANSLATE TO ENHANCED PRECLINICAL EFFICACY AND PERSISTENCE

Efficacy → Proliferation → Persistence → Survival



Vehicle
PBMC CD19-CAR
P-T CD19 CAR
D20
D35
D62
D120



**
ns
% of live cells (blood)
5.5
4.5
3.5
2.5
1.5
0.5
0.1
0.0
115
129
136
Study day



Blood
Spleen
Bone Marrow
% hCD45+hCD3+CAR+
50
40
30
20
10
10
8
6
4
2
0
End of Study



Rechallenge
D122
Vehicle
PBMC-CD19 CAR-T
P-T CD19 CAR-T
Vehicle for Re-challenge
% survival
100
80
60
40
20
0
0
30
60
90
120
150
180
210
Study day



CD19 scFv
(FMC63)
CD8a/CD28 Hinge
CD28 TM
CD28

P-T CD19 CAR-T **eliminated tumor** and resulted in **100% survival** out to **120 days**

P-T CD19 CAR-T "stemness" characteristics demonstrated

- Re-expansion in response to tumor cell rechallenge on Day 122
- Extended survival out to 215 days upon tumor rechallenge
- Differentiated persistence at end of study to elicit prolonged antitumor activities

Universal Engager Platform

OUR COMBINATION APPROACH



CD16 OFFERS THE OPPORTUNITY FOR A CELL THERAPY/ANTIBODY COMBINATION PLATFORM


CD16
Ig-Like Domain 1
Ig-Like Domain 2 Fc engaging domain
158 V
Membrane proximal cleavage site
S Region
α
FcεRI-γ
CD3ζ
Tumour cell
CD16 Modifications:
• CD158V: High Affinity Mutation
• S Region: Cleavage Resistance Editing

Celularity's proprietary CD16 has the potential to be a universal receptor to enhance the efficacy of therapeutic antibodies for cancer treatment

- **CD16** expressed on surface of natural killer (NK) cells, monocytes, macrophages and neutrophils
- Identified as Fc receptors FcγRIIIa (CD16a) and FcγRIIIb (CD16b) and involved in antibody-dependent cellular cytotoxicity (ADCC)
- Binding of CD16 to Fc domain of IgG antibodies result in cross-linking of CD16 on the surface of effector cells
- This cross-linking induces signal transduction and activates the effector cells

PT-CD16 + Trastuzumab: Superior Antitumor Activity


24-Hour ADCC vs. NCI-N87
****
% Cytotoxicity
100
80
60
40
20
0
2.5:1
1.25:1
0.625:1
E:T Ratio
PT-CD16VS + Trastuzumab
CYNK-101 + Trastuzumab

More Robust ADCC than NK cells*


GM-CSF
TNF-α
*
****
pg/ml
E:T = 1:1
PT-CD16VS + Trastuzumab
CYNK-101 + Trastuzumab

NK-like Low Cytokine Secretion Profile*


48-Hour ADCC at E:T= 5:1
72-Hour ADCC at E:T= 5:1
ns
ns
****
% Cytotoxicity
HDF
LEC
NCI-N87
PT-CD16VS-KO + IgG
PT-CD16VS-KO + Trastuzumab

No On-Target/ Off-Tumor Toxicity Against HER2 Low Normal Cells*

Cancer Res (2024) 84 (6_Supplement): 5232 https://doi.org/10.1158/1538-7445.AM2024-5232

PT-CD16 + Trastuzumab: Superior Antitumor Activity

Low Cytokine Secretion & No On-Target/ Off-Tumor Toxicity



Vehicle (n=12)
Trastuzumab (n=12)
PT-CD16 (n=12)
Enhertu (n=12)
PT-CD16 + Trastuzumab (n=12)
Tumor volume (mm3)
0
100
200
300
15
20
25
30
35
40
45
50
Tumor Volume (mm3)
*
35

Superior Antitumor Activity*



Trastuzumab
***
Tumor Volume (mm3)
35
45
PT-CD16 + Trastuzumab
ns
1 CR
7 CR
9 CR
Tumor volume (mm3)
35
45
49

PT-CD16 Respond to 2nd Dose of mAb*

PT-CD16 + TRASTUZUMAB KILLING HER2 +VE TUMOR CELLS


t=0.000sec
0
µm
25


Cell
Chromatin condensation
Membrane blebbing
Nuclear collapse
Apoptotic body formation

NEXT GEN PT-CD16: NOVEL DESIGN ENABLING T CELL-MEDIATED ADCC
A FIRST-IN-CLASS ALLOGENEIC "UNIVERSAL ENGAGER" T CELL

Challenge of CAR-T Therapy

- Conventional CAR signaling induces T cell overactivation
  - ➢ CRS and neurotoxicity
  - ➢ Tonic signaling -> Exhaustion
- Antigen escape
- On-Target Off-Tumor toxicity
- Persistence and host vs. graft rejection



Tumor targeting
Trastuzumab (α–HER2)
Avelumab (α-PD-L1)
Rituximab (α-CD20)
Cetuximab (α-EGFR)
Others (TBD)
CD16VS
&
CD47
TGFβ R2
CIITA
b2M
TCR
Improve functionality in TME
Reduce immune rejection
Avoid GvHD

Celularity's Solution

- CD16 signaling moderate T cell activation:
  - ➢ Low cytokine secretion
  - ➢ Controllable signaling through mAb withdrawal
- "Universal Engager" approach enabling the targeting of multiple antigens via Ab swap
- No On-Target/ Off-Tumor targeting observed with P-T CD16 cells
- Improved persistence through stealth modifications to reduce allorejection by host immune cells

CYNK-101 *in vivo* ADCC Efficacy


% of Tumor Volume Change
200
150
100
50
% tumor volume
7
11
14
18
21
25
28
Days Post Inoculation
Vehicle
Trastuzumab
CYNK-101
CYNK-101 + Trastuzumab
***
****
****
****
****
**
****
****
****

***p<0.01; ***p<0.001; **** p<0.0001*

CYNK-101 *in vivo* killing HER2 +ve Cancer



Senescence

TARGETING THE COMMON BIOLOGY OF CANCER AND AGE-RELATED DISEASES



ACCUMULATION OF SENESCENT CELLS IS ACCEPTED AS A DRIVER OF A MAJORITY OF AGING-RELATED PATHOLOGIES



Normal Cell
Transient
+
Persistent
-
SASP
SASP
Proteases
Growth Factors
SA-β Gal
Cytokines
Senescent cell
Extracellular Matrix
Chemokines
Tumor suppression
Wound repair
Immune activation
Cellular plasticity
Senescence reinforcement
Stem cells depletion
Immune evasion
Tissue dysfunction
Tumor promotion

- Senescence involves cell-cycle arrest and the release of inflammatory cytokines
- Senescent cells exhibit morphological alterations and abnormal organelles
- Persistence of senescent cells can be maladaptive, leading to aging-related diseases including cancer
- Early clinical data confirm that senotherapeutic approaches could be beneficial in human disease
- NK cells have a key role in **senoablation**, removal of these persistent senescent cells

ADDRESSING THE CHALLENGES OF AGING-RELATED DISEASES



Relative Scale
0
1
2
3
4
5
6
0
20
40
60
80
Age
Cancer Incidence
Aging-Related Illnesses
Mutation Accumulation
Senescence
Fitness



Aging
Senescent
Cancer

PRECLINICAL STUDIES DEMONSTRATE CYNK-001 AND CYNK-201 ACTIVITY AGAINST SENESCENT CELLS



NT
Etoposide 6.25μM
Doxorubicin 100nM

Chemo-induced Senescence

Both CYNK-001 and CYNK-201 cells demonstrated significantly enhanced elimination of senescent cells



Spider β-Gal
% Expression of Live Cells
0
10
20
30
40
NT
Etop
Doxo

β-Gal expression



GM-CSF
pg/ml
0
5000
10000
15000
20000
25000
***
***
CYNK Alone
NT A549
CYNK:NT A549
Etop A549
CYNK:Etop A549
Doxo A549
CYNK:Doxo A549

Cytokine response



CYNK-001 Against A549
Cytotoxicity (%)
0
20
40
60
80
100
5:1
2.5:1
1.25:1
A549-NT
A549-Etop
A549-Doxo
****
****

Cytotoxicity

CYNK-001 CELLS EXHIBIT THE CAPABILITY TO ERADICATE SENESCENT CELLS


t=0.000sec
t=0.000sec
t=13897.366sec
t=13897.366sec

NK Cells can remove senescent cells, the key driver of aging-related diseases including cancer


Neurodegenerative

CLINICAL STUDIES DEMONSTRATE MLASCs IMMUNOMODULATORY AND REGENERATIVE ACTIVITY

Immunomodulation



Macrophages

- Downregulate M1 phenotype
- Upregulate M2 phenotype



Dendritic Cells

- Reduce maturation of DC cells
- Down- regulate immune stimulatory signals
- Promote "tolerogenic" DC phenotype



T Cells

- Suppress activated T cell proliferation
- Reduce T helper (Th) Th1 and Th17 cells
- Increase regulatory T cells (Treg)

Regeneration

Stroke: vWF (blood vessels)


Control
MLASCs

Parkinson's Disease: TH (DA Neurons)



Hindlimb Ischemia: H&E Staining



IN-VIVO EXPERIMENTS SUGGEST POTENTIAL OF MLASCs IN LEWY BODY DISEASES


Males:Total Number of TH+ Neurons
Number of TH+ Neurons/SN
1800
1600
1400
1200
1000
800
*p=0.0055
**p=0.0064
MLASC
MLASC
No MPTP
Vehicle High MPTP
PDA001 High MPTP
Vehicle Low MPTP
PDA001 Low MPTP

MLASCs can prevent the loss of dopamine neurons associated with PD neurotoxicity


Males: Total Number αSyn Aggregates
Number of Syn Agregates
2500
2000
1500
1000
500
0
* p<0.0011
* p<0.001
** p<0.03
MLASC
MLASC
Sham No MPTP
Vehicle High MPTP
PDA-001 High MPTP
Vehicle Low MPTP
PDA-001 Low MPTP

Reduction of α-Syn alpha-synuclein aggregates in SN caused by high dose of MPTP was observed with the MLASCs


Nigral
Lewy Body Diseases
Parkinson's Disease
Parkinson's Disease Dementia
Lewy Body Dementia
Cortical

FACIOSCAPULOHUMERAL MUSCULAR DYSTROPHY (FSHD)

Genetic Mutation:
Activation of DUX4 gene

DUX4 Gene Activation:
Disruption of normal cellular functions

Muscle Cell Damage:
Oxidative stress and apoptosis

Inflammation:
Inflammatory cytokines

Muscle Weakness and Atrophy

FSHD is currently one of the most prevalent types of muscular dystrophy

- Prevalence 1/20,000
- Conservative estimate
- **17,500 cases in USA**

Most people with the disease have a normal life span.

- Disease severity is highly variable
- **25% of patients >50 years of age require a wheelchair**

IND Cleared
Awaiting
Orphan drug
designation
decision

2024 RECOGNITION OF OUR SCIENCE



ACCEPTED

Journal for ImmunoTherapy of Cancer

Placental circulating T cells: a novel, allogeneic CAR-T cell platform with preserved T cell stemness, more favorable cytokine profile, and durable efficacy compared to adult PBMC-derived CAR-T

ORS TENDON SECTION Orthopaedic Research Society

Emerging technologies for the management and protection of tendon injuries: decellularized placental biomaterials

12th World Biomaterials Congress WBC 2024

Tri-layer Decellularized, Dehydrated Human Amniotic Membrane Supports Proliferation and Stemness Of Limbal Stem Cells Derived From Induced Pluripotent Stem Cells

AACR

Placental circulating T cells expressing CD16 in combination with Trastuzumab demonstrate robust anti-tumor antibody dependent cellular cytotoxicity (ADCC) against gastric cancer

ASCO

Effect of placental circulating T cells expressing CD16 on multiple hematological and solid tumor cancers through combination with various monoclonal antibodies

ASGCT

Human Placental Hematopoietic Stem Cell Derived Natural Killer Cells preferentially eliminate senescent cells derived from a tumor model



Technical Operations

STATE-OF-THE-ART RESEARCH AND GMP MANUFACTURING INFRASTRUCTURE

WORLD-CLASS FACILITY FOR COMMERCIAL-SCALE MANUFACTURING

- **$100M investment** in cGMP/cGTP manufacturing
- *Highly specialized scientists, engineers & technicians*
- Enables greater control, efficiency and optimization

FULLY INTEGRATED COMMERCIAL-SCALE MANUFACTURING SITE

- Optimized product-specific CMC, QA/QC and manufacturing processes to accelerate development, production and commercialization
- **9 Grade C/ISO 7 suites**
- **6 Grade D/ISO 8 labs**
- Dedicated translational research labs



celularity
170

Celularity leverages 20 year+ investment in technologies and expertise required to manufacture cellular & biomaterial products at scale.

MANUFACTURING SUITES





Production Suites
- 9 x Grade C/Class 10,000
- Controlled classified corridors (Grade D); both clean & exit.
- Airlocks (Grade C & D)
- Cart/Material Pass through
- ISO manufacturing environment
- BSL 2 environment



Support Labs
- 6 x Grade D/Class 100,000
- Unidirectional Flow
- Controlled classified corridors (Grade D)
- QC, Media Prep, Lyophilization, etc.





PROCESS & ANALYTICAL DEVELOPMENT LABS











- Flexible Lab space to support multiple cell types and products
- Capabilities and equipment for small and large processing to support all phases of development and transfer activities
- **Identical processing at-scale equipment across PD and GMP** suite for efficient tech transfer and effective process troubleshooting
- **Identical analytical instrumentation across QC and analytical development** for smooth and fast method transfer

CELULARITY'S QUALITY MANAGEMENT SYSTEM

Celularity is audited/inspected

- **FDA (Aug 14 – 22, 2023)**
- Association for the Advancement of Blood and Biotherapies (AABB) (Aug 2-3, 2021)
- American Association of Tissue Banks (AATB) (Jul 24-28, 2023)
- New York State Department of Health (Apr 5-8, 2022)

The Celularity QMS complies with
Human Cells, Tissues, and Cellular and Tissue-Based Products under 21 CFR 1271

- IND Products under 21 CFR 211
- Blood Components and laboratory requirements under 21 CFR 600.

Documents and Records

Complaints, NC & CAPAs

Suppliers and Audits

Change control

Training

Celularity's Capability Highlights

Enabled Through Commercial Ready Facility and Expertise in Cell Therapy Product Processing and Manufacturing

Autologous



Allogeneic

Scalable, Flexible & Commercial Ready

- Commercial ready building and manufacturing system
- Expansive suites - (9) ISO 7, (6) ISO 8 (additional capacity available)
- At scale processing system utilized for PD and manufacturing
- **Audited/inspected operations by the FDA**
- Manufacturing capability - autologous and allogeneic cellular medicines

Quality Oversight & Robust CoI and CoC

- Robust QMS – ACE
- In-house QC, Tech training & Metrology
- External testing network to supplement in-house capabilities
- Chain of Custody (CoC) and Chain of Identify (CoI) from donor material receipt to shipment back to treatment center

Expertise & Experience

- Internal talents with experience in autologous / allogeneic product
- Multiple IND and ODD/FTD filings
- **Ongoing partnership with Big Biopharma on Cell Therapy Product Development**

COLLABORATIONS AND PARTNERSHIP

REGENERON
SCIENCE TO MEDICINE®

Arthrex®

GENTING
BERHAD

VERSÉA™
Ophthalmics

CIRM
CALIFORNIA'S STEM CELL AGENCY

Celgene

Cryoport

BioCellgraft

SUMMARY

- Addressing the challenge of aging-related diseases.
- Diversified revenue stream with 280% growth in Q1 YoY.
- On track for three 510(k) filings in 2025-2026 with multi-billion $ market potential.
- Developing first-in-class / best-in-class cellular and regenerative therapies.
- State-of-the-art research and GMP manufacturing infrastructure.